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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 2, 2002 (Date of Report)

NEORX CORPORATION (Exact Name of Registrant as Specified in Charter)
Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)
410 West Harrison Street, Seattle, Washington (Address of principal executive offices)		98119-4007 (Zip Code)
(206) 281-7001 (Registrant's telephone number, including area code)

Item 5. Other Events

NeoRx Reports Progress in Pretarget® Product Development Programs

    See Exhibit 99.1 for additional information.

Item 7. Exhibits

99.1    Press release dated January 2, 2002

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEORX CORPORATION
Dated: January 2, 2002	By	/s/ RICHARD L. ANDERSON Richard L. Anderson Senior V-P, CFO and Secretary

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated January 2, 2002

2

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NeoRx Reports Progress in Pretarget® Product Development Programs
SIGNATURE
EXHIBIT INDEX